WESMARK FUNDS

WesMark Small Company Growth Fund (WMKSX)

WesMark Growth Fund (WMKGX)

WesMark Balanced Fund (WMBLX)

WesMark Government Bond Fund (WMBDX)

WesMark West Virginia Municipal Bond Fund (WMKMX)

SUPPLEMENT DATED APRIL 2, 2014 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2014

The following table replaces the same table under “PORTFOLIO MANAGER INFORMATION” on page 31 of the Statement of Additional Information:

DOLLAR VALUE RANGE OF SHARES OWNED IN THE WESMARK FUNDS AS OF DECEMBER 31, 2013

Fund	David B. Ellwood	Steven Kellas	Scott Love
WesMark Small Company Growth Fund	$50,001 - $100,000	None	$1 - $10,000
WesMark Growth Fund	Over $100,000	Over $100,000	None
WesMark Balanced Fund	$10,001 - $50,000	None	None
WesMark Government Bond Fund	$50,001-$100,000	None	None
WesMark West Virginia Municipal Bond Fund	$50,001-$100,000	None	None

* * * * *

This Supplement to the Statement of Additional Information of the WesMark Funds should be retained for future reference.